UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 27, 2021
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of         Certain Officers; Compensatory Arrangements of Certain Officers.
Tod R. Hamachek and John D. Carter, members of the Board of Directors (Board) of Northwest Natural Holding Company (Company or NW Holdings), each retired from the Board and all committees thereof effective upon the adjournment of the Board meeting following the 2021 Annual Meeting of Shareholders of the Company held on May 27, 2021. Their retirements were in accordance with the length of service requirements set forth in the Company’s Bylaws and Corporate Governance Standards. They each also retired from the Board of Directors of Northwest Natural Gas Company (NW Natural), the Company’s wholly-owned subsidiary, and all committees thereof, effective May 27, 2021.
Mr. Hamachek has been a director since 1986, when he was first elected to the NW Natural Board of Directors. Mr. Hamachek served as chair of the Boards of NW Holdings and NW Natural from May 2012 to May 2020. Mr. Hamachek served as a member of the Organization and Executive Compensation Committee and Public Affairs and Environmental Policy Committee at the time of his retirement from the Board.
Mr. Carter has been a director since 2002, when he was first elected to the NW Natural Board of Directors. Mr. Carter served as a member of the Audit Committee and Finance Committee at the time of his retirement from the Board.
Concurrently with Mr. Hamachek’s and Mr. Carter’s retirements, the Board reduced the number of directors comprising the Board from 13 to 11 members in accordance with the Company’s Amended and Restated Articles of Incorporation.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 27, 2021, the Board approved the amendment and restatement of NW Holdings’ Amended and Restated Bylaws (Bylaws). In addition to certain ministerial changes, the amendments to the Bylaws generally included the following changes:
•Article II, Section 2 of the Bylaws was amended to establish the procedural requirements that a shareholder must satisfy to call a special meeting.
•Article II, Section 5 of the Bylaws was amended to clarify the location at which a shareholder may examine the list of shareholders entitled to vote at a meeting for meetings held solely by means of remote communication.
•Article II, Section 9 of the Bylaws was amended to include provisions establishing a requirement and applicable procedures for a shareholder to update their notice to the Company of any business to be brought before a meeting of shareholders.
•Article II, Section 10 was added to establish procedures and informational requirements for shareholders to nominate director candidates.
The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws that were adopted by the Board on May 27, 2021, which are attached to this Current Report on Form 8-K as Exhibit 3.1 and are incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Annual Meeting of Shareholders of the Company was held on May 27, 2021. At the meeting, shareholders voted on the following items:
Proposal 1: The following Class I nominees were elected to serve on the Board of Directors until the 2024 Annual Meeting, or until their successors have been duly qualified and elected, and the following Class III nominees were elected to serve on the Board of Directors until the 2023 Annual Meeting, or until their successors have been duly qualified and elected:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Class I, Term to 2024
Timothy P. Boyle	22,040,049	342,733	3,906,314
Monica Enand	22,183,809	198,973	3,906,314
Dave McCurdy	22,194,513	188,269	3,906,314
Malia H. Wasson	21,023,498	1,359,284	3,906,314
Class III, Term to 2023
Karen Lee	22,209,672	173,110	3,906,314
Nathan I. Partain	15,326,882	7,055,900	3,906,314

Proposal 2: The non-binding advisory vote on compensation of the Named Executive Officers was approved.

FOR 21,698,003	AGAINST 502,094	ABSTAIN 182,685	BROKER NON-VOTES 3,906,314
Proposal 3: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2021 was ratified.

FOR 25,718,631	AGAINST 483,135	ABSTAIN 87,330	BROKER NON-VOTES N/A
Forward-Looking Statements
This report, and other presentations made by the Company from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, estimates, timing, goals, strategies, future events, vacancies on the Board of Directors, and other statements that are other than statements of historical facts.

Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors,” and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in the Company’s most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk,” and Part II, Item 1A, “Risk Factors,” in the Company’s quarterly reports filed thereafter.
All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
New factors emerge from time to time and it is not possible for the Company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
See Exhibit Index below.
EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Bylaws of Northwest Natural Holding Company.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: June 3, 2021	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer &
Corporate Secretary